UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2009

CULLEN AGRICULTURAL HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53806	27-0863248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Barnett Shoals Road, Watkinsville, GA	30677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 614-4931

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 22, 2009, pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of September 4, 2009, as amended, among Triplecrown Acquisition Corp. (“Triplecrown”), Cullen Agricultural Holding Corp. (“CAH”), CAT Merger Sub, Inc. (“Merger Sub”), Cullen Agricultural Technologies, Inc. (“Cullen Agritech”) and Cullen Inc. Holdings Ltd. (“Cullen Holdings”), Triplecrown consummated its proposed business combination with Cullen Agritech (the “Merger”).  Prior to the Merger, CAH was a wholly owned subsidiary of Triplecrown, Merger Sub was a wholly owned subsidiary of CAH and Cullen Holdings was the sole stockholder of Cullen Agritech.  Pursuant to the Merger, (i) Triplecrown merged with and into CAH with CAH surviving as the new publicly-traded corporation and (ii) Merger Sub merged with and into Cullen Agritech with Cullen Agritech surviving as a wholly owned subsidiary of CAH.  As a result of the Merger, the former security holders of Triplecrown and Cullen Agritech became the security holders of CAH.  Thus, CAH is now a holding company, operating through its wholly-owned subsidiary, Cullen Agritech.  On October 22, 2009, CAH issued a press release announcing the closing of the Merger (the “Closing”), which is attached to this Current Report on Form 8-K as Exhibit 99.2.

In connection with the Merger, the warrant agreement governing the Triplecrown warrants (which became CAH warrants upon the Closing) was amended to (i) increase the exercise price of the warrants from $7.50 per share to $12.00 per share, (ii) extend the expiration date of the warrants from October 21, 2012 to October 21, 2013 and (iii) increase the price at which the stock must trade for the warrants to be called for redemption from $13.75 per share to $17.00 per share.

In connection with the transactions, Triplecrown entered into “forward contracts” to purchase approximately 39.4 million of the shares of its common stock sold in its initial public offering in privately negotiated transactions from stockholders who would otherwise have voted against the Merger for an aggregate purchase price of approximately $385 million.  The closing of such purchases was effected on the Closing out of the funds that were held in Triplecrown’s trust account and were released as a result of the Merger.  In connection with such purchases, Triplecrown paid a fee to Victory Park Capital Advisors, LLC of $1,154,156.96 for purchasing an aggregate of approximately 15.5 million shares from stockholders who would otherwise have voted against the Merger.

Upon completion of the transactions, Cullen Holdings, the prior holder of common stock of Cullen Agritech which is beneficially owned and controlled by Eric Watson, was issued 15,881,148 shares of CAH common stock for his interest in Cullen Agritech. Of this amount, 1,588,114 shares were deposited in escrow to secure the indemnification obligations owed to Triplecrown under the Merger Agreement.  Additionally, two consultants to Triplecrown were issued an aggregate of 455,000 shares of common stock of CAH.

After giving effect to the Merger and the issuances to Triplecrown’s two consultants, there are currently outstanding 19,247,311 shares of CAH common stock and 74,000,000 warrants, each to purchase one share of CAH common stock.

Upon the Closing, Triplecrown’s common stock, units and warrants ceased trading and CAH’s common stock and warrants will begin trading on the Over The Counter Bulletin Board shortly after the closing. New symbols will be announced once known.

Upon the Closing, CAH also entered into an escrow agreement to provide a fund to secure certain indemnification obligations of Cullen Holdings to Triplecrown.  Pursuant to the escrow agreement, 1,588,114 (approximately 10%) of the shares issued to Cullen Holdings were placed in escrow.  The material terms of the escrow agreement are contained in the sections of the Definitive Proxy Statement/Prospectus filed under Rule 424(b)(3) on October 13, 2009 (File No. 333-161773) (the “Proxy Statement/Prospectus”) entitled “The Merger Proposal – Indemnification” beginning on page 54 and are hereby incorporated by reference.

Business

The business of Cullen Agritech is described in the Proxy Statement/Prospectus in the Section entitled “Business of Cullen Agritech” beginning on page 112 and that information is incorporated herein by reference.

Risk Factors

The risks associated with Cullen Agritech’s business are described in the Proxy Statement/Prospectus in the Section entitled “Risk Factors” beginning on page 26 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Section 9.01 of this Current Report on Form 8-K concerning the financial information of CAH and Cullen Agritech and affiliates.  Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the Section entitled “Cullen Agritech’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 142, which is incorporated herein by reference.

Employees

The employees of Cullen Agritech are described in the Proxy Statement/Prospectus in the Section entitled “Business of Cullen Agritech – Employees” on page 141 and that information is incorporated herein by reference.

Properties

The facilities of Cullen Agritech are described in the Proxy Statement/Prospectus in the Section entitled “Business of Cullen Agritech – Properties” on page 139 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of CAH common stock immediately after the Closing is described in the Proxy Statement/Prospectus in the Section entitled “Beneficial Ownership of Securities” beginning on page 158 and that information is incorporated herein by reference.

Directors and Executive Officers

CAH’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the Section entitled “Management of CAH Following the Merger” beginning on page 148 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of CAH’s executive officers and directors is described in the Proxy Statement/Prospectus in the Section entitled “Management of CAH Following the Merger” beginning on page 148 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of CAH are described in the Proxy Statement/Prospectus in the Section entitled “Certain Relationships and Related Transactions” beginning on page 161 and are incorporated herein by reference.

Additionally, upon the Closing, CAH issued to Cullen Holdings a promissory note in the amount of $6,869,382.73, representing the purchase price of a certain piece of land to be used by CAH following the Closing.  Such promissory note accrues interest at the rate of 8% per annum and is to be repaid as soon as practicable but no later than 90 days from the date of issuance.

Market Price of and Dividends on the Registrant’s Common Equity and Related    Stockholder Matters

The market price of and dividends on CAH common stock and related stockholder matters are described in the Proxy Statement/Prospectus in the Section entitled “Price Range of Securities and Dividends” on page 169 and such information is incorporated herein by reference.

Upon the Closing, Triplecrown’s common stock, units and warrants ceased trading and CAH’s common stock and warrants began trading on the Over The Counter Bulletin Board.

Description of Registrant’s Securities to be Registered

The description of CAH’s securities is contained in the Proxy Statement/Prospectus in the Section entitled “Description of Securities” beginning on page 165 and is incorporated herein by reference.

Indemnification of Directors and Officers

CAH’s Amended and Restated Certificate of Incorporation provides that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145.  Indemnification of officers, directors, employees and agents; insurance.

“(a)           A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

“(b)           A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

“(c)           To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

“(d)           Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section.  Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

“(e)           Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

“(f)           The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

“(g)           A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

“(h)           For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

“(i)           For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

“(j)           The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

“(k)           The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.  The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of CAH and Cullen Agritech and affiliates.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of Cullen and Cullen Agritech and affiliates.

Item 2.02.	Results of Operations and Financial Condition.

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the Section entitled “Cullen Agritech’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 142, which is incorporated herein by reference.

After payment of converting stockholders and forward contracts (including fees), approximately $3.7 million will be disbursed to CAH.  After payment of transaction related expenses (excluding deferred underwriting commissions), it is expected that there will be approximately $3.0 million available for Cullen Agritech’s working capital requirements.

Additionally, upon the Closing, CAH issued to Cullen Holdings a promissory note in the amount of $6,869,382.73, representing the purchase price of a certain piece of land to be used by CAH following the Closing.  This amount was supposed to be repaid to Cullen Holdings at Closing but sufficient funds were not available.  The promissory note accrues interest at the rate of 8% per annum and is to be repaid as soon as practicable but no later than 90 days from the date of issuance.

Under the terms of the underwriting agreement executed in connection with Triplecrown’s initial public offering, Triplecrown would be required to pay the underwriters $19,320,000 of deferred underwriting discounts and commissions upon consummation of an “initial business combination” (as defined therein). CAH is currently in negotiations with the underwriters with respect to the fee payable to them upon consummation of the transaction. No agreement has been reached as of the date hereof.

Item 3.03.	Material Modification to Rights of Security Holders.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “The Initial Charter Proposals” on page 48, “The Secondary Charter Proposals” beginning on page 97 and “The Warrant Amendment Proposals” beginning on page 100, which is incorporated herein by reference.  Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “The Merger Proposal” beginning on page 51 and “The Merger Agreement” beginning on page 78, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

After giving effect to the Merger and issuances to Triplecrown’s consultants, there are currently outstanding 19,247,311 shares of CAH common stock (of which 15,881,148 shares are beneficially owned by Eric J. Watson) and 74,000,000 warrants, each to purchase one share of CAH common stock (of which 9,130,000 warrants are beneficially owned by Mr. Watson).

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing, Kerry Kennedy, Edward Hanson, Richard Y. Roberts, Robert B. Hersov, Richard H. Watson and Edward J. Mathias became directors of CAH.  Eric J. Watson continues to be a director and the chief executive officer, secretary and treasurer of CAH.  Dr. Richard Watson continues to be the chief scientific officer of Natural Dairy.  Messrs. Kennedy and Hanson serve in the class of directors whose terms expire in 2010.  Messrs. Roberts and Hersov serve in the class of directors whose terms expire in 2011.  Messrs. E. Watson and Mathias and Dr. R. Watson serve in the class of directors whose terms expire in 2012.  CAH’s audit committee will be comprised of Edward J. Mathias, Richard Y. Roberts and Kerry Kennedy, its nominating committee will be comprised of Edward J. Mathias and Kerry Kennedy and its compensation committee will be comprised of Edward J. Mathias, Robert Hersov and Richard Y. Roberts.  Reference is made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “Management of CAH Following the Merger” beginning on page 148, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

In order to allow Triplecrown to complete the Merger, immediately prior to the Merger, Triplecrown amended and restated its certificate of incorporation to (a) revise the definition of a “business combination,” (b) delete all references to “fair market value” and (c) delete the second sentence of Section E of Article Seventh relating to Triplecrown being prohibited from consummating a business combination with an entity affiliated with any of Triplecrown’s founders.  Reference is made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “The Initial Charter Proposals” on page 48, which is incorporated herein by reference.

As a result of the Merger, Triplecrown merged with and into CAH with CAH surviving.  The amended and restated certificate of incorporation of CAH differs from Triplecrown’s certificate of incorporation (as amended and restated as described in the previous paragraph) in the following respects: (a) the name of the company is “Cullen Agricultural Holding Corp.” as opposed to “Triplecrown Acquisition Corp.”; (b) CAH has 200,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock, as opposed to Triplecrown having had 160,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock; (c) CAH’s corporate existence is perpetual as opposed to Triplecrown’s corporate existence terminating on October 22, 2009; and (d) CAH’s amended and restated certificate of incorporation will not include the various provisions applicable only to specified purpose acquisition corporations that Triplecrown’s amended and restated certificate of incorporation contains.  Reference is made to the disclosure described in the Proxy Statement/Prospectus in the Section entitled “The Secondary Charter Proposals” on page 97, which is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

The financial statements and selected financial information of CAH and Cullen Agritech and affiliates are included in the Proxy Statement/Prospectus in the Sections entitled “Selected Historical Consolidated Financial Information,” “Selected Unaudited Pro Forma Condensed Combined Financial Information,” “Unaudited Pro Forma Condensed Combined Financial Information,” and “Index to Financial Statements” beginning on pages 19, 23, 88 and  F-1, respectively, and are incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description

2.1
Agreement and Plan of Reorganization, dated as of September 4, 2009, by and among Triplecrown Acquisition Corp., Cullen Agricultural Holding Corp., Cullen Agricultural Technologies Inc., Triplecrown Merger Sub and Cullen Inc. Holdings Ltd. (incorporated by reference to Annex A of Proxy Statement/Prospectus).

3.1	Amended and Restated Certificate of Incorporation of Cullen Agricultural Holding Corp. (incorporated by reference to Annex B of Proxy Statement/Prospectus).

3.2	Bylaws of Cullen Agricultural Holding Corp. (incorporated by reference to Annex C of Proxy Statement/Prospectus).

4.1
Form of Warrant Agreement between Continental Stock Transfer & Trust Company and Triplecrown Acquisition Corp. (incorporated by reference to Exhibit 4.4 of Amendment No. 2 to Triplecrown’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).

4.2
Specimen Common Stock Certificate of Cullen Agricultural Holding Corp (incorporated by reference to Exhibit 4.2 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

4.3
Specimen Warrant Certificate of Cullen Agricultural Holding Corp (incorporated by reference to Exhibit 4.3 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

4.4
Amendment No. 1 to Warrant Agreement between Continental Stock Transfer & Trust Company, Triplecrown Acquisition Corp. and Cullen Agricultural Holding Corp (incorporated by reference to Exhibit 4.4 of CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 8, 2009).

10.1
Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and Triplecrown Acquisition Corp. (incorporated by reference to Exhibit 10.12 of Amendment No. 3 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on October 5, 2007).*

10.2
Form of Securities Escrow Agreement between Triplecrown Acquisition Corp., Continental Stock Transfer & Trust Company and the Triplecrown Founders (incorporated by reference to Exhibit 10.13 of Amendment No. 2 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).*

10.3
Form of Subscription Agreement among Triplecrown Acquisition Corp., Graubard Miller and each of Eric J. Watson and Jonathan J. Ledecky (incorporated by reference to Exhibit 10.16 of Amendment No. 2 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).

10.4	Form of Lockup (incorporated by reference to Annex J of Proxy Statement/Prospectus).

10.5	Employment Agreement between Natural Dairy, Inc. and Dr. Richard Watson (incorporated by reference to Annex D of Proxy Statement/Prospectus).

10.6
Deed of Acknowledgement relating to Intellectual Property (incorporated by reference to Exhibit 10.6 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.7	Strategic Cooperation Agreement (incorporated by reference to Exhibit 10.7 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.8
Form of Registration Rights Agreement among Triplecrown Acquisition Corp. and the Triplecrown Founders (incorporated by reference to Exhibit 10.15 of Amendment No. 2 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1, as amended (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).

10.9	Contract for Sale and Purchase (incorporated by reference to Exhibit 10.9 of Amendment No. 3 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.10
Closing Date Extension Agreement for Contract for Sale and Purchase (incorporated by reference to Exhibit 10.10 of Amendment No. 3 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.11
Second Closing Date Extension Agreement for Contract for Sale and Purchase (incorporated by reference to Exhibit 10.11 of Amendment No. 3 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.12
Escrow Agreement by and among Cullen Agricultural Holding Corp., Cullen Inc. Holdings Ltd. and Continental Stock Transfer & Trust Company (incorporated by reference to Annex E of Proxy Statement/Prospectus).

10.13	Form of Promissory Note issued to Cullen Holdings

14.1
Form of Code of Ethics of Cullen Agricultural Holding Corp. (incorporated by reference to Exhibit 14.1 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

21.1
Subsidiaries of Cullen Agricultural Holding Corp. (incorporated by reference to Exhibit 21.1 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

99.1	Press release dated October 21, 2009

99.2	Press release dated October 22, 2009

99.3	Audit Committee Charter

99.4	Nominating Committee Charter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2009

CULLEN AGRICULTURAL HOLDING CORP.

By:	/s/Eric J. Watson
Name: Eric J. Watson
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1
Agreement and Plan of Reorganization, dated as of September 4, 2009, by and among Triplecrown Acquisition Corp., Cullen Agricultural Holding Corp., Cullen Agricultural Technologies Inc., Triplecrown Merger Sub and Cullen Inc. Holdings Ltd. (incorporated by reference to Annex A of Proxy Statement/Prospectus).

3.1	Amended and Restated Certificate of Incorporation of Cullen Agricultural Holding Corp. (incorporated by reference to Annex B of Proxy Statement/Prospectus).

3.2	Bylaws of Cullen Agricultural Holding Corp. (incorporated by reference to Annex C of Proxy Statement/Prospectus).

4.1
Form of Warrant Agreement between Continental Stock Transfer & Trust Company and Triplecrown Acquisition Corp. (incorporated by reference to Exhibit 4.4 of Amendment No. 2 to Triplecrown’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).

4.2
Specimen Common Stock Certificate of Cullen Agricultural Holding Corp (incorporated by reference to Exhibit 4.2 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

4.3
Specimen Warrant Certificate of Cullen Agricultural Holding Corp (incorporated by reference to Exhibit 4.3 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

4.4
Amendment No. 1 to Warrant Agreement between Continental Stock Transfer & Trust Company, Triplecrown Acquisition Corp. and Cullen Agricultural Holding Corp (incorporated by reference to Exhibit 4.4 of CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 8, 2009).

10.1
Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and Triplecrown Acquisition Corp. (incorporated by reference to Exhibit 10.12 of Amendment No. 3 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on October 5, 2007).*

10.2
Form of Securities Escrow Agreement between Triplecrown Acquisition Corp., Continental Stock Transfer & Trust Company and the Triplecrown Founders (incorporated by reference to Exhibit 10.13 of Amendment No. 2 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).*

10.3
Form of Subscription Agreement among Triplecrown Acquisition Corp., Graubard Miller and each of Eric J. Watson and Jonathan J. Ledecky (incorporated by reference to Exhibit 10.16 of Amendment No. 2 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1 (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).

10.4	Form of Lockup (incorporated by reference to Annex J of Proxy Statement/Prospectus).

10.5	Employment Agreement between Natural Dairy, Inc. and Dr. Richard Watson (incorporated by reference to Annex D of Proxy Statement/Prospectus).

10.6
Deed of Acknowledgement relating to Intellectual Property (incorporated by reference to Exhibit 10.6 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.7	Strategic Cooperation Agreement (incorporated by reference to Exhibit 10.7 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.8
Form of Registration Rights Agreement among Triplecrown Acquisition Corp. and the Triplecrown Founders (incorporated by reference to Exhibit 10.15 of Amendment No. 2 to Triplecrown Acquisition Corp.’s Registration Statement on Form S-1, as amended (File Nos. 333-144523 and 333-146850) filed on September 24, 2007).

10.9	Contract for Sale and Purchase (incorporated by reference to Exhibit 10.9 of Amendment No. 3 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.10
Closing Date Extension Agreement for Contract for Sale and Purchase (incorporated by reference to Exhibit 10.10 of Amendment No. 3 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.11
Second Closing Date Extension Agreement for Contract for Sale and Purchase (incorporated by reference to Exhibit 10.11 of Amendment No. 3 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

10.12
Escrow Agreement by and among Cullen Agricultural Holding Corp., Cullen Inc. Holdings Ltd. and Continental Stock Transfer & Trust Company (incorporated by reference to Annex E of Proxy Statement/Prospectus).

10.13	Form of Promissory Note issued to Eric J. Watson

14.1
Form of Code of Ethics of Cullen Agricultural Holding Corp.(incorporated by reference to Exhibit 14.1 of Amendment No. 1 to CAH’sRegistration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

21.1
Subsidiaries of Cullen Agricultural Holding Corp. (incorporated by reference to Exhibit 21.1 of Amendment No. 1 to CAH’s Registration Statement on Form S-4 (File No. 333-161773) filed on September 10, 2009).

99.1	Press release dated October 21, 2009

99.2	Press release dated October 22, 2009

99.3	Audit Committee Charter

99.4	Nominating Committee Charter